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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated June 30, 1998, included in Cornerstone Properties Inc.'s Form 8-K dated August 25, 1998, and to all references to our Firm included in this Registration Statement.

                                    /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
February 16, 1999